UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21413

Name of Fund:  Floating Rate Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Floating Rate Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Floating Rate
Income Strategies
Fund, Inc.


Semi-Annual Report
February 29, 2004



Floating Rate Income Strategies Fund, Inc. seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

This report, including the financial information herein, is transmitted for use only to the shareholders of Floating Rate Income Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Floating Rate Income Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Floating Rate Income Strategies Fund, Inc.


The Benefits and Risks of Leveraging


Floating Rate Income Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



A Letter From the President


Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1-10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts as we enter 2004 indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 left us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Managers


We are pleased to present you with this first semi-annual shareholder report for Floating Rate Income Strategies Fund, Inc. The Fund's objective is to provide high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.


How did the Fund perform since its inception in October 2003?

Since inception (October 31, 2003) through February 29, 2004, the Common Stock of Floating Rate Income Strategies Fund, Inc. had net annualized yields of 3.51% and 3.52%, based on a period-end per share net asset value of $19.19 and a per share market price of $19.15, respectively, and $.225 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.26%, based on a change in per share net asset value from $19.10 to $19.19, and assuming reinvestment of $.150 per share ordinary income dividends.

This compares to a total return of +3.33% for the Fund's unmanaged benchmark Index, which consists 80% of the Credit Suisse First Boston (CSFB) Leveraged Loan Index and 20% of the CSFB High Yield Index, for the period from October 31, 2003 to February 29, 2004. The Fund was launched at the end of October 2003, and we spent the following four months making our initial investments. This would account for the Fund's underperformance relative to the benchmark. At February month-end, the Fund had settled on purchases approximating 94% of the net proceeds from its October initial public offering and, as such, had not yet begun to take advantage of its leverage facility. Nevertheless, the Fund was able to meet and pay its fully leveraged target dividend of 4.5% beginning with the January dividend payment.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What were the primary market and economic developments that affected the Fund?

During the period, inflows into the loan market via new collateralized debt obligations, prime funds and hedge funds surpassed the amount of new-loan issues coming to market. This helped to maintain a strong bid on loans in the secondary market as loan managers competed to put their cash to work. In the primary market, pricing was equally competitive with market participants routinely receiving new-issue allocation amounts well below their commitment levels.

Adding to the levels of cash held by loan managers was a steady stream of refinancings. The refinancing activity was initiated by corporate issuers seeking to take advantage of the new lower market spreads, which had steadily dropped throughout the period. According to Standard & Poor's (S&P) Leveraged Commentary and Data, the new-issue spread for BB/BB- institutional loans was 235 basis points (2.35%) in February 2004 versus 261 basis points in October 2003. For B/B+ loans, the spread was 294 basis points in February 2004 versus 332 basis points in October 2003.

A steady decline in the default rate over the past year also contributed to investor demand for the leveraged loan asset class. For example, the lagging 12-month default rate for the S&P/LSTA Leveraged Loan Index was 1.61% on February 29, 2004, down from 2.30% on October 31, 2003 and 5.01% on February 28, 2003. The floating rate nature of leveraged loans also has been a desired feature among those investors seeking to add an interest-rate-defensive position to their portfolio in anticipation of a Federal Reserve Board move to increase interest rates.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



What investments were made during the period?

As mentioned earlier, since the Fund's launch in October 2003, we established our initial investments. From a sector perspective, we put the most emphasis on those industries with strong asset values and stable cash flow characteristics. The Fund's highest concentration was in the media/telecommunications sector, followed by utilities, food/tobacco, chemicals and manufacturing. Included in this list are sectors in which we have traditionally favored (and benefited from) an overweighting. We believe these are strong cash-flowing industries with significant underlying asset values.


How would you characterize the Fund's position at the close of the period?

At period end, the Fund was composed of 104 issuers spread among 24 industries. As compared to its benchmark index, the Fund was underweight Ba and above issues (40.7% versus 45.8% for the index), overweight single B (43.3% versus 33.3%), underweight Caa or below (3.9% versus 8.7%) and underweight not rated issues (12.1% versus 12.2%).

The Fund was launched during and has participated in the rally of the leveraged loan market. The rally, however, has led to a refinancing boom that has resulted in lower spreads and more cash being put into the hands of loan managers. Given the prepayable characteristics of loans, it is unlikely that there will be significant amounts of additional price appreciation based upon their current trading levels. This, combined with lower spreads on new-issue loans, will likely lead to a moderation in the monthly total return percentages of the leveraged loan market over the next period. Given this challenging secondary and new-issue market, we will strive to remain vigilant in our analysis of the structure and terms of potential leveraged loan and high yield investments.


Kevin J. Booth
Vice President and Portfolio Manager


Joseph P. Matteo
Vice President and Portfolio Manager


March 26, 2004



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Schedule of Investments

                  S&P       Moody's     Face
Industry++        Rating    Rating     Amount    Senior Secured Floating Rate Loan Interests++++                   Value
Aerospace--0.4%   BB-       Ba3    $ 1,369,131   DRS Technologies, Inc., Term, due 11/04/2010               $     1,382,823

Automotive        BB-       B1       4,000,000   INTERMET Corporation, Term B, due 3/31/2009                      4,025,000
Equipment--3.1%   B+        B1       2,000,000   Keystone Automotive Operations, Inc., Term, due 10/30/2009       2,030,000
                                                 Tenneco Automotive Inc.,:
                  B         B1       3,241,379       Term B, due 12/12/2010                                       3,300,804
                  B         B1       1,458,621       Term B-1, due 12/12/2010                                     1,485,362
                                                                                                            ---------------
                                                                                                                 10,841,166

Cable--U.S.--8.2% D         Caa1     5,000,000   Century Cable Holdings LLC, Term, due 12/31/2009                 4,748,440
                                                 Charter Communications Holdings:
                  NR*       NR*      3,000,000       Term A, due 9/18/2007                                        2,905,938
                  NR*       NR*        425,219       Term B, due 9/18/2008                                          414,647
                  NR*       NR*      1,596,502   Charter Communications Operating LLC, Incremental Term,
                                                 due 9/18/2008                                                    1,555,037
                  B+        Ba2      2,500,000   DIRECTV Holdings, Inc., Term, due 3/06/2010                      2,529,375
                  B         Ba3      2,992,126   Falcon Holdings Group, Term C, due 12/31/2007                    2,914,830
                                                 Inmarsat Investments Limited:
                  BB-       Ba3      2,500,000       Term B, due 1/23/2017                                        2,511,457
                  BB-       Ba3      2,500,000       Term C, due 1/23/2012                                        2,511,458
                  BB+       Ba3      5,000,000   Insight Midwest Holdings, LLC, Term B, due 12/31/2009            5,034,030
                  BB        Ba2      1,155,060   Panamsat Corp., Term B-1, due 9/30/2010                          1,173,829
                  BB        Ba3      2,500,000   Mediacom Iowa LLC, Tranche A, Term, due 3/31/2010                2,486,720
                                                                                                            ---------------
                                                                                                                 28,785,761

Chemicals--4.0%   BB-       B1       1,000,000   KRATON Polymers LLC, Revolving Term, due 12/24/2010              1,017,917
                  BB-       B1       8,000,000   Nalco Company, Term, due 11/04/2010                              8,090,000
                  NR*       NR*      2,000,000   Pinnacle Polymers, Term, due 12/15/2006                          2,004,320
                  B-        B1       3,000,000   Wellman, Inc., Second Lien Term, due 2/04/2010                   2,946,249
                                                                                                            ---------------
                                                                                                                 14,058,486

Consumer                                         Simmons Co.:
Products--1.9%    BB-       Ba2      2,500,000       Term B, due 10/29/2005                                       2,514,063
                  B+        B3       4,000,000       Term B, due 6/19/2011                                        4,052,084
                                                                                                            ---------------
                                                                                                                  6,566,147

Diversified       BB-       B1       4,375,766   Dex Media West LLC, Term B, due 3/09/2010                        4,441,858
Media--5.6%       B         NR*      2,000,000   Primedia, Term, due 7/31/2004                                    1,980,250
                  BB        Ba3      2,475,216   RH Donnelley, Term B, due 11/15/2009                             2,510,951
                  BB-       Ba2      1,973,856   Regal Cinemas, Inc., Term D, due 6/30/2009                       2,001,202
                  B         B2       3,000,000   TransWestern Publishing Company, LLC, Second Lien Term,
                                                 due 2/25/2012                                                    3,036,564
                  BB+       Ba2      5,600,000   Vivendi, Term B, due 6/30/2008                                   5,644,626
                                                                                                            ---------------
                                                                                                                 19,615,451

Energy--1.5%      NR*       NR*      2,750,000   GulfTerra Energy Partners, L.P., Term, due 12/10/2008            2,774,062
                  NR*       NR*      2,500,000   Pride International, Inc., Term B, due 1/15/2009                 2,531,250
                                                                                                            ---------------
                                                                                                                  5,305,312


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                  S&P       Moody's     Face
Industry++        Rating    Rating     Amount    Senior Secured Floating Rate Loan Interests++++                   Value
Food & Drug--0.4% BB        Ba2    $ 1,250,000   Alimentation Couche-Tard, Inc., Term C, due 12/17/2010     $     1,260,156


Food & Tobacco--  B+        B2       8,000,000   Atkins Nutritionals, Inc., Floating Term, due 11/26/2009         8,030,000
8.9%              BB        Ba1      1,500,000   Constellation Brands, Inc., Term B, due 11/30/2008               1,521,429
                  B+        B1       3,000,000   DS Waters Enterprises, LP, Term B, due 11/06/2009                3,047,343
                                                 Doane Pet Care Company:
                  B+        B1       3,346,943       Term B, due 5/08/2007                                        3,360,190
                  B+        B1       1,653,057       Term C, due 5/08/2007                                        1,662,355
                  NR*       NR*      6,312,329   Dr. Pepper Bottling, Term B, due 12/19/2010                      6,410,959
                  NR*       Ba3      3,975,000   Meow Mix, Inc., Term, due 10/10/2009                             3,984,938
                  B+        B1       2,992,500   Michael Foods, Inc., Term, due 11/21/2010                        3,043,465
                                                                                                            ---------------
                                                                                                                 31,060,679

Gaming--2.5%      B+        B1       2,000,000   Green Valley Ranch Gaming, LLC, Term, due 12/22/2010             2,030,000
                  B+        B1       1,000,000   Isle of Capri Black Hawk LLC, Term C, due 12/31/2007             1,012,500
                  B         B2       3,920,000   Pinnacle Entertainment, Inc., Term, due 12/15/2009               3,968,185
                  BB-       Ba3      1,679,000   Scientific Games Corporation, Term C, due 11/04/2009             1,705,234
                                                                                                            ---------------
                                                                                                                  8,715,919

Health Care--3.7% BBB       Ba1      1,995,000   MedCo Health, Term B, due 6/30/2010                              2,026,535
                  BB-       Ba3      6,000,000   Orthofix International NV, Term B, due 12/15/2008                6,048,750
                  BB        Ba2      1,088,919   Rotech Healthcare, Inc., Term B, due 3/31/2008                   1,099,808
                  BB-       Ba3      3,713,744   Triad Hospitals Holdings, Inc., Term B, due 9/30/2008            3,768,299
                                                                                                            ---------------
                                                                                                                 12,943,392

Housing--1.6%     B+        Ba3      3,111,111   Associated Materials Incorporated, Term, due 8/29/2010           3,150,000
                  B         B1       2,500,000   PGT Industries, Inc., First Lien Term, due 7/29/2010             2,531,250
                                                                                                            ---------------
                                                                                                                  5,681,250

Service--1.0%     B+        B1       2,000,000   Baker Tanks, Inc., Term, due 1/30/2011                           2,015,626
                                                 United Rentals, Inc.:
                  BB        Ba3      1,222,222       Term, due 2/14/2011                                          1,237,964
                  BB        Ba3        333,333       Term B, due 2/14/2011                                          337,708
                                                                                                            ---------------
                                                                                                                  3,591,298

Leisure--1.7%     B         B1       3,000,000   24 Hour Fitness Worldwide, Term B, due 7/01/2009                 3,039,375
                  BB-       Ba3      2,000,000   Extended Stay America, Inc., Term B, due 1/15/2008               2,027,500
                  NR*       NR*        924,545   Wyndham International, Inc., Increasing Rate Term,
                                                 due 4/01/2006                                                      902,422
                                                                                                            ---------------
                                                                                                                  5,969,297

Manufacturing--                                  MetoKote Corporation:
5.1%              B+        B1       1,000,000       Term, due 8/13/2010                                          1,012,500
                  B-        B3       3,500,000       Term, due 2/13/2011                                          3,548,125
                  BB+       Ba2      5,000,000   Roper Industries, Inc., due 12/29/2008                           5,065,625
                  BBB-      Ba2      1,324,653   SPX Corporation, Term B, due 9/30/2009                           1,335,209
                                                 Sensus Metering Systems Inc.:
                  B+        B2       5,652,174       Term B-1, due 12/17/2010                                     5,701,630
                  B+        B2         847,826       Term B-2, due 12/19/2010                                       855,245
                                                                                                            ---------------
                                                                                                                 17,518,334


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                  S&P       Moody's     Face
Industry++        Rating    Rating     Amount    Senior Secured Floating Rate Loan Interests++++                   Value
Packaging--2.6%   B+        B1     $ 2,000,000   Berry Plastics Corporation, Delayed Draw Term,
                                                 due 11/05/2008                                             $     2,005,000
                  B+        B1       4,925,156   Berry Plastics Corporation, Term C, due 7/22/2010                4,975,949
                  BB-       B1       2,000,000   Owens-Illinois Inc., Term B, due 4/01/2008                       2,017,292
                                                                                                            ---------------
                                                                                                                  8,998,241

Paper--1.4%       B+        B1       1,500,000   SP Newsprint Co., Term B, due 1/09/2010                          1,520,625
                                                 Stone Container Corporation:
                  NR*       NR*      2,666,296       Term B, due 6/30/2009                                        2,701,846
                  NR*       NR*        451,759       Term C, due 6/30/2009                                          455,994
                                                                                                            ---------------
                                                                                                                  4,678,465

Retail--2.2%      B         B3       2,500,000   American Reprographics Company, LLC, Term, due 12/18/2009        2,537,500
                  B+        B1       5,000,000   General Nutrition Center, Inc., Term B, due 12/05/2009           5,034,375
                                                                                                            ---------------
                                                                                                                  7,571,875

Telecommunica-    NR*       NR*      3,454,304   WilTel Communications Group, Inc., Term, due 5/03/2008           3,449,987
tions--1.0%

Transportation--  BB+       Ba3      4,642,543   Laidlaw International, Term B, due 6/30/2009                     4,727,655
1.4%

Utilities--10.4%  BB        B2       1,571,429   The AES Corporation, Term, due 4/30/2008                         1,591,661
                  B         NR*      4,989,962   Calpine Corporation, Term, due 7/16/2007                         4,762,295
                  BBB-      Ba1      7,983,784   CenterPoint Energy, Inc., Term, due 10/07/2006                   8,186,708
                  NR*       NR*     13,000,000   Mission Energy Holding Company, Term, due 12/11/2006            13,130,000
                  BB        B1         250,000   NRG Energy, Inc., Credit Link Deposit, due 6/23/2010               257,539
                  BB        B1         446,500   NRG Energy, Inc., Term, due 6/23/2010                              459,965
                  BB-       Ba3      2,500,000   Quanta Services, Inc., Revolving Credit, due 6/19/2008           2,532,813
                  NR*       NR*      1,607,159   Reliant Resources, Inc., Term, due 3/15/2007                     1,577,695
                  B+        Ba3      3,500,000   Teton Power Funding LLC, Term B, due 1/12/2011                   3,548,125
                                                                                                            ---------------
                                                                                                                 36,046,801

Wireless--1.2%    B1        B1       4,000,000   American Tower Systems Corp., Term B, due 12/31/2007             4,049,168

Wireless          B-        B2       2,350,000   Centennial, Term A, due 2/09/2011                                2,362,974
Communications--  B-        B1       1,995,000   Crown Castle Operating Company, Term B, due 9/30/2010            2,034,345
8.5%              B-        B1       1,995,000   Dobson Cellular Systems, Inc., Term, due 3/31/2010               2,014,238
                                                 Nextel Communications, Inc.:
                  BB        Ba2      4,861,111       Term A, due 12/31/2007                                       4,833,262
                  BB-       Ba2     15,000,000       Term E, due 12/15/2010                                      15,152,820
                  CCC+      B2       3,215,385   SBA Senior Finance, Inc., Term B, due 10/31/2008                 3,246,198
                                                                                                            ---------------
                                                                                                                 29,643,837

                                                 Total Investments in Senior Secured Floating Rate
                                                 Loan Interests (Cost--$270,550,517)--78.3%                     272,461,500


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (continued)

                  S&P       Moody's     Face
Industry++        Rating    Rating     Amount    Corporate Debt                                                    Value
Broadcasting--    CCC       B3     $ 4,000,000   Granite Broadcasting Corporation, 9.75% due
1.1%                                             12/01/2010 (b)                                             $     3,930,000

Cable - U.S.--    B         B2         850,000   Inmarsat Finance PLC, 7.625% due 6/30/2012 (b)                     892,500
0.6%                                             Intelsat, Ltd.:
                  BBB+      Baa3       500,000       5.25% due 11/01/2008                                           519,415
                  BBB+      Baa3       500,000       6.50% due 11/01/2013                                           531,649
                                                                                                            ---------------
                                                                                                                  1,943,564

Chemicals--1.5%   BB-       B3       5,000,000   PolyOne Corporation, 10.625% due 5/15/2010                       5,150,000

Consumer          B         B2       2,000,000   Playtex Products, Inc., 8% due 3/01/2011 (b)                     2,080,000
Non-Durables--
0.6%

Consumer          B-        B3         250,000   Elizabeth Arden, Inc., 7.75% due 1/15/2014 (b)                     258,125
Products--0.1%

Energy--0.8%      CCC       Caa2     4,000,000   Trico Marine Services, Inc., 8.875% due 5/15/2012                2,620,000

Food & Drug--0.1% B         Ba3        450,000   Alimentation Couche-Tard US, LP/Couche-Tard Finance Corp.,
                                                 7.50% due 12/15/2013 (b)                                           481,500

Gaming--1.3%      B-        B3         250,000   Premier Entertainment Biloxi LLC, 10.75% due 2/01/2012 (b)         267,500
                  B+        B2         325,000   River Rock Entertainment Authority, 9.75% due 11/01/2011 (b)       350,187
                  B+        B1         775,000   Station Casinos, Inc., 6.50% due 2/01/2014 (b)                     782,750
                  CCC+      Caa1     3,000,000   Trump Casino Holdings, LLC, 11.625% due 3/15/2010                2,977,500
                                                                                                            ---------------
                                                                                                                  4,377,937

Housing--0.7%     B+        B1       2,425,000   Nortek Holdings, Inc., 4.17% due 12/31/2010 (b)(c)               2,431,062

Hybrid--2.9%      NR*       B3      10,000,000   Dow Jones TRAC-X North America High Yield Series 2
                                                 March 2009 Trust 3, 8% due 3/25/2009 (b)                        10,012,500

Manufacturing--   B-        B3       2,900,000   Invensys plc, 9.875% due 3/15/2011 (b)                           2,846,263
0.9%              B-        B3         325,000   Erico International Corporation, 8.875% due 3/01/2012 (b)          338,000
                                                                                                            ---------------
                                                                                                                  3,184,263

Metal--Other--    NR*       Ba2      2,000,000   Vale Overseas Ltd., 8.25% due 1/17/2034                          1,770,000
0.5%

Packaging--1.1%   B-        B3       3,000,000   Pliant Corporation, 11.125% due 9/01/2009                        3,127,500
                  B-        B2         250,000   Portola Packaging, Inc., 8.25% due 2/01/2012 (b)                   257,500
                  B-        B2         600,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                         625,500
                                                                                                            ---------------
                                                                                                                  4,010,500

Services--0.1%    B-        B2         400,000   FTD Inc., 7.75% due 2/15/2014 (b)                                  401,000

Steel--0.8%       B+        B1       3,000,000   CSN Islands VIII Corp., 9.75% due 12/16/2013 (b)                 2,842,500

Telecommunica-    B-        B3       6,000,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                       6,315,000
tions--3.8%       CCC+      B3       3,700,000   Qwest Communications International Inc., 4.63% due
                                                 2/15/2009 (b)(c)                                                 3,496,500
                  B         B1       3,500,000   Time Warner Telecom Holdings, Inc., 5.12% due
                                                 2/15/2011 (b)(c)                                                 3,473,750
                                                                                                            ---------------
                                                                                                                 13,285,250

Utilities--1.5%   CCC+      Caa1     3,000,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008           2,317,500
                  B         Caa1     3,000,000   Calpine Corporation, 9.875% due 12/01/2011 (b)                   2,925,000
                                                                                                            ---------------
                                                                                                                  5,242,500

Wireless          CC        Caa1       450,000   SBA Telecommunications, Inc., 9.75% due 12/15/2011 (a)(b)          310,500
Telecommunica-
tions--0.1%

                                                 Total Investments in Corporate Debt
                                                 (Cost--$64,821,951)--18.5%                                      64,331,201


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Schedule of Investments (concluded)

                                     Beneficial
                                      Interest   Short-Term Securities                                             Value
                                   $21,044,733   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**  $    21,044,733

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$21,044,733)--6.0%                                       21,044,733

                  Total Investments (Cost--$356,417,201)--102.8%                                                357,837,434
                  Liabilities in Excess of Other Assets--(2.8%)                                                 (9,875,759)
                                                                                                            ---------------
                  Net Assets--100.0%                                                                        $   347,961,675
                                                                                                            ===============

++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

++++Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank
Offered Rate), (ii) the prime rate offered by one or more major U.S.
banks or (iii) the certificate of deposit rate.

*Not Rated.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $21,044,733      $201,087


(a)Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)Floating rate note.

See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Statements of Assets, Liabilities and Capital

As of February 29, 2004
Assets

               Investments at value (identified cost--$356,417,201)                                         $   357,837,434
               Interest receivable (including $586 from affiliates)                                               2,523,608
               Deferred income                                                                                       31,041
               Deferred facility fees                                                                                 6,834
                                                                                                            ---------------
               Total assets                                                                                     360,398,917
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                    $    12,242,411
                  Offering costs                                                                   99,518
                  Investment adviser                                                               39,953
                  Commitment fees                                                                   6,708
                  Other affiliates                                                                  2,231        12,390,821
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                46,421
                                                                                                            ---------------
               Total liabilities                                                                                 12,437,242
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   347,961,675
                                                                                                            ===============

Capital

               Common Stock, par value $.10 per share; 200,000,000 shares authorized
               (18,133,972 shares issued and outstanding)                                                   $     1,813,397
               Paid-in capital in excess of par                                                                 344,099,886
               Undistributed investment income--net                                       $       668,432
               Accumulated realized capital losses on investments--net                            (7,069)
               Unrealized appreciation on investments--net                                      1,387,029
                                                                                          ---------------
               Total accumulated earnings--net                                                                    2,048,392
                                                                                                            ---------------
               Total capital--Equivalent to $19.19 net asset value per share of
               Common Stock (market price--$19.15)                                                          $   347,961,675
                                                                                                            ===============

See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Statement of Operations

For the Period October 31, 2003++ to February 29, 2004
Investment Income

               Interest (including $201,087 from affiliates)                                                $     3,659,006
               Facility and other fees                                                                               16,841
                                                                                                            ---------------
               Total income                                                                                       3,675,847
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       836,102
               Accounting services                                                                 34,753
               Transfer agent fees                                                                 20,890
               Directors' fees and expenses                                                        13,847
               Borrowing costs                                                                     12,597
               Listing fees                                                                        10,752
               Printing and shareholder reports                                                     9,100
               Custodian fees                                                                       8,706
               Professional fees                                                                    7,470
               Pricing services                                                                     3,144
               Other                                                                                4,820
                                                                                          ---------------
               Total expenses before waiver                                                       962,181
               Waiver of expenses                                                               (668,881)
                                                                                          ---------------
               Total expenses after waiver                                                                          293,300
                                                                                                            ---------------
               Investment income--net                                                                             3,382,547
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                                    (7,069)
               Unrealized appreciation on investments--net                                                        1,387,029
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             1,379,960
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     4,762,507
                                                                                                            ===============

++Commencement of Operations.

See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Statement of Changes in Net Assets
                                                                                                           For the Period
                                                                                                         October 31, 2003++
                                                                                                          to February 29,
Increase (Decrease) in Net Assets:                                                                                2004
Operations

               Investment income--net                                                                       $     3,382,547
               Realized loss on investments--net                                                                    (7,069)
               Unrealized appreciation on investments--net                                                        1,387,029
                                                                                                            ---------------
               Net increase in net assets resulting from operations                                               4,762,507
                                                                                                            ---------------

Dividends to Shareholders

               Dividends to shareholder from investment income--net                                             (2,714,115)
                                                                                                            ---------------

Stock Transactions

               Net proceeds from issuance of Common Stock                                                       345,232,500
               Value of shares issued to Common Stock shareholders in reinvestment of dividends                   1,032,581
               Offering costs resulting from the issuance of Common Stock                                         (451,806)
                                                                                                            ---------------
               Net increase in net assets resulting from stock transactions                                     345,813,275
                                                                                                            ---------------

Net Assets

               Total increase in net assets                                                                     347,861,667
               Beginning of period                                                                                  100,008
                                                                                                            ---------------
               End of period*                                                                               $   347,961,675
                                                                                                            ===============
                  *Undistributed investment income--net                                                     $       668,432
                                                                                                            ===============

++Commencement of Operations.

See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004


Financial Highlights

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                   October 31, 2003++
                                                                                                          to February 29,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

               Net asset value, beginning of period                                                         $         19.10
                                                                                                            ---------------
               Investment income--net                                                                                   .19
               Realized and unrealized gain on investments--net                                                         .07
                                                                                                            ---------------
               Total from investment operations                                                                         .26
                                                                                                            ---------------
               Less dividends from investment income--net                                                             (.15)
                                                                                                            ---------------
               Offering costs resulting from the issuance of Common Stock                                             (.02)
                                                                                                            ---------------
               Net asset value, end of period                                                               $         19.19
                                                                                                            ===============
               Market price per share, end of period                                                        $         19.15
                                                                                                            ===============

Total Investment Return**

               Based on net asset value per share                                                                  1.26%+++
                                                                                                            ===============
               Based on market price per share                                                                   (7.32%)+++
                                                                                                            ===============

Ratios to Average Net Assets

               Expenses, net of waiver                                                                                .26%*
                                                                                                            ===============
               Expenses                                                                                               .87%*
                                                                                                            ===============
               Investment income--net                                                                                3.05%*
                                                                                                            ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                     $       347,962
                                                                                                            ===============
               Portfolio turnover                                                                                    12.05%
                                                                                                            ===============

*Annualized.

**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Floating Rate Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on October 31, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on October 15, 2003 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol FRA.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securites are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of the Fund. Long positions in securities traded in over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of businss on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Invesetment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period October 31, 2003 to February 29, 2004, FAM earned fees of $836,102, of which $668,881 was waived.


For the period October 31, 2003 to February 29, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $13,059,419 in connection with the issuance of the Fund's Common Stock.

For the period October 31, 2003 to February 29, 2004, the Fund reimbursed the underwriters $96,785 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's
Common Stock.

For the period October 31, 2003 to February 29, 2004, the Fund reimbursed FAM $1,992 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 31, 2003 to February 29, 2004 were
$356,918,960 and $21,580,280, respectively.

Net realized losses for the period October 31, 2003 to February 29, 2004 and net unrealized gains (losses) as of February 29, 2004 were as follows:


                                        Realized         Unrealized
                                          Losses     Gains (Losses)

Long-term investments              $     (7,069)      $   1,420,233
Unfunded loan interests                       --           (33,204)
                                   -------------      -------------
Total                              $     (7,069)      $   1,387,029
                                   =============      =============


As of February 29, 2004, net unrealized appreciation for Federal income tax purposes aggregated $1,420,233, of which $3,271,960 related to appreciated securities and $1,851,727 related to depreciated securities. The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $356,417,201.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period October 31, 2003 to February 29, 2004 increased by 18,075,000 from shares sold and 53,736 from reinvestment of dividends.


5. Short-Term Borrowings:
On February 20, 2004, the Fund entered into a $172,500,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and the latest 3-week moving average of secondary market morning offering rates in the United States for 3-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. For the period October 31, 2003 to February 29, 2004, the Fund did not utilize the revolving credit.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


6. Unfunded Corporate Loans:
As of February 29, 2004, the Fund had unfunded loan commitments of $4,075,726, which would be extended at the option of the borrower pursuant to the following loan agreements:


                                              Unfunded
                                            Commitment
Borrower                                (in thousands)

Pinnacle Entertainment, Inc.                    $2,080
SBA Telecommunications, Inc.                    $  585
SP Newsprint Co.                                $  967
United Rentals Inc.                             $  444



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Portfolio Information


As of February 29, 2004


                                             Percent of
Ten Largest Holdings                        Total Assets

Nextel Communications Inc., Term E,
   due 12/15/2010                                4.2%
Mission Energy Holding Company, Term,
   due 12/11/2006                                3.6
CenterPoint Energy, Inc., Term,
   due 10/07/2006                                2.3
Nalco Company, Term, due 11/04/2010              2.2
Atkins Nutritionals, Inc., Floating Term,
   due 11/26/2009                                2.2
Dr. Pepper Bottling, Term B, due 12/19/2010      1.8
Orthofix International NV, Term B,
   due 12/15/2008                                1.7
Sensus Metering Systems Inc., Term B-1,
   due 12/17/2010                                1.6
Vivendi, Term B, due 6/30/2008                   1.6
Roper Industries, Inc., 3.11% due 12/29/2008     1.4



                                             Percent of
                                             Long-Term
Quality Ratings by S&P/Moody's              Investments

BBB/Baa                                          3.7%
BB/Ba                                           37.0
B/B                                             43.3
CCC/Caa                                          3.9
NR (Not Rated)                                  12.1



                                             Percent of
Geographic Allocation                        Long-Term
By Country                                  Investments

United States                                   98.2%
Cayman Islands                                   0.8
Canada                                           0.7
United Kingdom                                   0.3



                                             Percent of
Five Largest Industries++                   Total Assets

Utilities                                       11.5%
Food & Tobacco                                   8.6
Cable--U.S.                                      8.5
Wireless Communications                          8.2
Manufacturing                                    5.7

++For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph P. Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Charles R. Reilly, Director of Floating Rate Income Strategies Fund, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Reilly well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


NYSE Symbol
FRA



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



FLOATING RATE INCOME STRATEGIES FUND, INC., FEBRUARY 29, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Floating Rate Income Strategies Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund, Inc.


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Floating Rate Income Strategies Fund, Inc.


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Floating Rate Income Strategies Fund, Inc.


Date: April 16, 2004